Exhibit 99.2

AAR CORP. All rights reserved worldwide. 0 AAR to acquire Triumph Group’s Product Support business December 21, 2023

Forward-looking statements

This presentation contains certain statements relating to future business opportunities and conditions, as well as anticipated benefits of AAR CORP.'s (the "Company") proposed acquisition of Triumph Group's Product Support business (the "Acquisition") and expected contributions of the Triumph Group Product Support business to the Company's future financial results. Such statements are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and reflect management's expectations about future conditions. Forward-looking statements may also be identified because they contain words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "might," "plan," "potential," "predict," "project," "seek," "should," "target," "will," "would," or similar expressions and the negatives of those terms. Factors that may cause actual results to differ materially from current expectations include, among others, risks associated with the Company's ability to consummate the Acquisition and the timing of the Acquisition; the Company's ability to successfully integrate the acquired business; the Company's ability to realize the anticipated benefits and synergies of the Acquisition as rapidly or to the extent anticipated; risk related to the Company's ability to obtain any contemplated financing on favorable terms or at all; the effect of the announcement of the Acquisition on the Company's operating results and business generally; the amount of costs, fees and expenses related to the Acquisition; and other factors that could affect the Company's business. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. For a discussion of these and other risks and uncertainties, refer to "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described and the anticipated benefits of the Acquisition may not be realized. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company's control. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

Non-GAAP Financial Measures

This presentation contains certain financials measures that are not recognized under U.S. generally accepted accounting principles (GAAP), including: Adjusted Operating Income, Adjusted Operating Margin, Adjusted Sales, EBITDA and EBITDA margin. See the appendix to this presentation for additional information and reconciliations of such non-GAAP financial measures.

AAR
AAR CORP. All rights reserved worldwide.
1

AAR CORP. All rights reserved worldwide. 2 Compelling acquisition of Triumph Product Support Strategic h ighlights: x Meaningfully scales AAR’s proprietary repair capabilities, highly complementary with existing portfolio x Significantly accretive to margins with highly attractive overall financial profile x Thailand facility enables significant expansion of operations and capabilities in APAC x Potential benefits of integrating AAR existing parts / trading / integrated solutions volumes with Product Support’s facilities and proprietary capabilities x Expected run - rate cost synergies of $10 million x Strong combined free cash flow Furthering AAR’s Connected Business Model

Triumph Product Support overview

Key Products

- **Aircraft system components**
  - ACM, Heat Exchangers, IDG, Generators
- **Engine system components**
  - Pumps, Gearboxes, Valves, Controls, Mounts
- **Airframe structures**
  - Nacelle, Thrust Reverser, Flight Controls, Doors
- **Aircraft interior products**
  - PSU, Crew Seats, Blue Water
- **Specialty items**
  - Wheels & Brakes, Technical Services

Capability summary

- ~10,000 part numbers
- ~6,000 proprietary DER repair capabilities
- 90 aircraft type plus variants & engines
- 36 ATA chapters

Air cycle machine



Heat transfer



Inlet gearbox



Thrust reversers



Hydro-mech



Flight controls



Sales by End Market*


Business jet
2%
Regional jet
3%
Military
19%
Rotorcraft military
<1%
Commercial
76%

Platforms / Fleets


787


C-17


737NG


MAX / Leap


A320


757 / 767

* Sales for fiscal year ended March 31, 2023

AAR
AAR CORP. All rights reserved worldwide.
3

Expands global footprint and offerings

North American Facilities



A
B
C
D

A



Wellington, KS

Airframe Accessories

- HTP, ACM, Valves, Booms, HTP
- Commercial and Military Aircraft
- DER Capabilities

B



Grand Prairie, TX

Engine Accessories

- Gearboxes, Actuation, Generators, Pumps, Valves, Starters, Fuel

C



San Antonio, TX

Ground Support Equipment

- Hydraulic, Pneumatic and Electrical Repair Ground Service Equipment
- Subset of Wellington facility

D



Hot Springs, AR

Airborne Structures

- Nacelles, Flight Controls, Select Interior Products
- 24/7/365 AOG Support
- DER Capabilities

International Facilities



E

E



Chonburi, Thailand

Aviation Services, Structures

- Nacelles, Flight Controls, Radomes, W&B
- Field Services, Aircraft Recovery
- DER Capabilities

AAR
AAR CORP. All rights reserved worldwide.
4

Complementary capabilities unlocking compelling opportunities

AAR

- Largest independent USM supplier globally
- Asset sourcing / distribution capabilities
- Airframe MRO / Landing Gear Overhaul / Component Repair
- Strong government customer relationship
- Trax and Airinmar – repair management capabilities

TRIUMPH PRODUCT SUPPORT

- Deep technical capabilities in component repair across ATA chapters
- Complete offering of structures and accessories
- Parts Manufacturer Approval (PMA) capability
- Catalog of ~6,000 proprietary DER repair capabilities
- Extensive rotable pool

Enhanced ATA chapter coverage	Expands PMA and DER portfolio and development capability	Thailand facility as a hub to penetrate fast growing APAC	AAR's military expertise to accelerate Product Support's military growth

AAR CORP. All rights reserved worldwide.
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AAR CORP. All rights reserved worldwide. 6 $115 $121 $130 $139 $149 $159 $159 ~ $61 * LTM Q4 '22 LTM Q1 '23 LTM Q2 '23 LTM Q3 '23 LTM Q4 '23 LTM Q1 '24 LTM Q1'24 Pro Forma for Product Support 6.3% 6.7% 7.1% 7.3% 7.5% 7.6% 9.2% Track record of sequential margin improvement expected to be accelerated with Triumph Product Support Actions yielding consistent operating margin improvement: x Focus on higher value - added offerings and strong growth in Parts Supply x Improving efficiency in hangars and e xiting underperforming contracts and businesses x Continued focus on operational and cost efficiency Note: FY end May 31 for AAR and FY end March 31 for Product Support * Includes estimated run - rate cost synergies of ~$10 million Adjusted operating i ncome ($ in millions) $220 +

AAR CORP. All rights reserved worldwide. 7 Estimated pro forma c ombined c ompany h ighlights : x Provides significant scale, i ncreases value , and results in ~ $ 2.4 billion in revenue and ~$220 million in adjusted operating income x Accelerates AAR’s margin improvement with further cost and commercial upside from synergies x Product Support bolsters AAR’s repair capabilities and will favorably impact business mix to create a more balanced portfolio with Repair & Engineering comprising ~35% of sales x Expands presence in APAC and provides access to relatively untapped high - growth market 70% 9% 1% 20% COMBINED Adjusted sales $2,094 ~$280 $ 2,374 Adjusted operating income 159 ~51 220* Adjusted operating margin 7.6% ~ 1 8% 9.2% * Revenue by segment Revenue by geography 37% 35% 24% 4% 100% Providing enhanced scale and capabilities to drive growth and profitability Note: AAR metrics are based on twelve months ended 8/31/23, Product Support metrics are based on FY’24 (3/31/24) estimates; U.S. dollars in millions * Includes estimate run - rate cost synergies of ~$10 million 76% 13% 9% 2% 42% 26% 27% 5% 77% 13% 10% + Parts Supply Repair & Engineering Integrated Solutions Expeditionary Services North America Europe / Africa APAC Other

AAR CORP. All rights reserved worldwide. 8 Transaction overview Overview • Acquisition of Product Support business from Triumph Group in a privately negotiated transaction • Attractive purchase price of $725 million on cash - free, debt - free basis ‒ Net purchase price of $645 million, when adjusted for $80 million present value of tax benefits • Net purchase price represents 11.7x FY March 24E EBITDA or 9.9x FY’24E EBITDA including estimated run rate cost synergies Financials • Expected FYE March 2024 revenue of $280 million with $55 million of EBITDA, ~20% EBITDA margin • Currently identified estimated run rate cost synergies of ~$10 million • Significantly accretive to operating margin • Adjusted EPS accretion in full - year FY2025 Financing • Acquisition supported by fully committed bridge facility • Intend for permanent financing to include a mix of debt and equity • Target net leverage of ~3.0x at closing, inclusive of a potential equity issuance, subject to market conditions Closing • Transaction is subject to regulatory approval and customary closing conditions • Anticipated closing in the 1 st quarter of CY2024 Note: FY end May 31 for AAR and FY end March 31 for Product Support

AAR CORP. All rights reserved worldwide. 9 Appendix

AAR CORP. All rights reserved worldwide. 10 Non - GAAP financial measures Adjusted sales and adjusted operating margin are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our core operating performance unaffected by the impact of certain items that management does not believe are indicative of our ongoing and core operating activities . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance and leverage against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Our non - GAAP financial measures reflect adjustments for certain items including, but not limited to, the following : Investigation and remediation compliance costs comprised of legal and professional fees related to addressing potential violations of the U . S . Foreign Corrupt Practices Act, which we self - reported to the U . S . Department of Justice and other agencies . Contract termination/restructuring costs comprised of gains and losses that are recognized at the time of modifying, terminating, or restructuring certain customer and vendor contracts, including adjustments for forward loss provisions on long - term contracts . Customer bankruptcy and credit charges (recoveries) reflecting the impact of bankruptcies and other credit charges primarily resulting from the significant impact of the COVID - 19 pandemic on the commercial aviation industry . Costs related to strategic projects consisting of professional fees for significant projects related to strategic financings and acquisitions, including due diligence costs . Expenses associated with recent acquisition activity including professional fees for legal, due diligence, and other acquisition activities, intangible asset amortization, and compensation expense related to contingent consideration and retention agreements . Legal judgments related to or impacted by the Russian/Ukraine conflict . We are not providing reconciliations of forward - looking adjusted sales, adjusted operating income, adjusted operating margin, EBITDA, EBITDA margin, and net leverage to the most directly comparable forward - looking GAAP measure because the information is not available without unreasonable effort . This is due to the inherent difficulty of forecasting the timing and amount of certain items, including, but not limited to, unusual gains and losses and other structural changes or their probable significance . Each of the adjustments has not occurred, are out of our control and/or cannot be reasonably predicted . For this reason, we are unable to provide reconciliations for these items . Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures :

Non-GAAP financial measures

Adjusted sales, adjusted operating income and adjusted operating margin

										LTM					
($ in millions)	Q1-22	Q2-22	Q3-22	Q4-22	Q1-23	Q2-23	Q3-23	Q4-23	Q1-24	Q4-22	Q1-23	Q2-23	Q3-23	Q4-23	Q1-24
Sales	$ 455.1	$ 436.6	$ 452.2	$ 476.1	$ 446.3	$ 469.8	$ 521.1	$ 553.3	$ 549.7	$ 1,820.0	$ 1,811.2	$ 1,844.4	$ 1,913.3	$ 1,990.5	$ 2,093.9
Contract termination/restructuring costs, net	1.0	(2.5)	(0.2)	(1.2)	0.1	-	-	-	-	(2.9)	(3.8)	(1.3)	(1.1)	0.1	-
Adjusted sales	$ 456.1	$ 434.1	$ 452.0	$ 474.9	$ 446.4	$ 469.8	$ 521.1	$ 553.3	$ 549.7	$1,817.1	$1,807.4	$1,843.1	$1,912.2	$1,990.6	$2,093.9
Operating income (loss)	$ 15.1	$ 30.1	$ 30.3	$ 31.4	$ 31.2	$ 32.4	$ 34.0	$ 36.3	$ 25.3	$ 106.9	$ 123.0	$ 125.3	$ 129.0	$ 133.9	$ 128.0
Investigation and remediation compliance costs	0.2	0.8	1.6	1.1	0.8	1.1	1.2	1.6	1.1	3.7	4.3	4.6	4.2	4.7	5.0
Trax acquisition and amortization costs	-	-	-	-	-	-	1.9	5.1	2.8	-	-	-	1.9	7.0	9.8
Russian bankruptcy court judgment	-	-	-	-	-	-	1.8	-	11.2	-	-	-	1.8	1.8	13.0
Customer bankruptcy and credit charges	-	1.0	-	-	-	(0.3)	1.8	-	-	1.0	1.0	(0.3)	1.5	1.5	1.5
Government COVID-related subsidies	(0.3)	(2.5)	(1.0)	(1.1)	(0.7)	-	(0.9)	-	-	(4.9)	(5.3)	(2.8)	(2.7)	(1.6)	(0.9)
Contract termination/restructuring costs and loss provisions, net	6.7	(4.4)	(1.1)	(0.3)	(0.3)	2.3	-	-	-	0.9	(6.1)	0.6	1.7	2.0	2.3
Facility consolidation and repositioning costs	0.1	0.1	-	-	-	-	-	-	-	0.2	0.1	-	-	-	-
Asset impairment and exit charges	2.3	0.6	0.5	0.1	-	-	-	-	-	3.5	1.2	0.6	0.1	-	-
Costs related to strategic projects	-	-	-	1.8	(0.2)	-	-	-	-	1.8	1.6	1.6	1.6	(0.2)	-
Severance charges	0.9	0.8	0.2	0.1	0.1	-	-	-	-	2.0	1.2	0.4	0.2	0.1	-
Adjusted operating income	$ 25.0	$ 26.5	$ 30.5	$ 33.1	$ 30.9	$ 35.5	$ 39.8	$ 43.0	$ 40.4	$ 115.1	$ 121.0	$ 130.0	$ 139.3	$ 149.2	$ 158.7
Adjusted operating margin	5.5%	6.1%	6.7%	7.0%	6.9%	7.6%	7.6%	7.8%	7.3%	6.3%	6.7%	7.1%	7.3%	7.5%	7.6%

AAR
AAR CORP. All rights reserved worldwide.
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